BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES	BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
When used in these notes, the terms “The Coca-Cola Company,” “Company,” “we,” “us” and “our” mean The Coca-Cola Company and all entities included in our consolidated financial statements.
Description of Business
The Coca-Cola Company is a total beverage company. We own or license and market numerous beverage brands, which we group into the following categories: Trademark Coca-Cola; sparkling flavors; water, sports, coffee and tea; juice, value-added dairy and plant-based beverages; and emerging beverages. We own and market several of the world’s largest nonalcoholic sparkling soft drink brands, including Coca-Cola, Sprite, Coca-Cola Zero Sugar, Fanta and Diet Coke/Coca-Cola Light. Finished beverage products bearing our trademarks, sold in the United States since 1886, are now sold in more than 200 countries and territories.
We make our branded beverage products available to consumers throughout the world through our network of independent bottling partners, distributors, wholesalers and retailers as well as the Company’s consolidated bottling and distribution operations. Beverages bearing trademarks owned by or licensed to us account for 2.2 billion of the estimated 65 billion servings of all beverages consumed worldwide every day.
Effective January 1, 2025, we sunset our Global Ventures operating segment to streamline and simplify our operating structure. The Global Ventures operating segment was established in 2019 primarily to oversee the Company’s ownership of Costa Limited (“Costa”), innocent and doğadan, as well as the fees earned pursuant to distribution coordination agreements between the Company and Monster Beverage Corporation (“Monster”). The results of the Costa (excluding the ready-to-drink business), innocent and doğadan businesses are now reported within the Company’s Europe, Middle East and Africa operating segment. The results of Costa’s ready-to-drink business and the fees related to Monster are now reported within the applicable geographic operating segments.
Summary of Significant Accounting Policies
Basis of Presentation
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”). The preparation of our consolidated financial statements requires us to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and the disclosure of contingent assets and liabilities in our consolidated financial statements and accompanying notes. Although these estimates are based on our knowledge of current events and actions we may undertake in the future, actual results may ultimately differ from these estimates and assumptions. Furthermore, when testing assets for impairment in future periods, if management uses different assumptions or if different conditions occur, impairment charges may result.
Principles of Consolidation
Our Company consolidates all entities that we control by ownership of a majority voting interest. Additionally, there are situations in which consolidation is required even though the usual condition of consolidation (i.e., ownership of a majority voting interest) does not apply. Generally, this occurs when an entity holds an interest in another business enterprise that was achieved through arrangements that do not involve voting interests, which results in a disproportionate relationship between such entity’s voting interests in, and its exposure to the economic risks and potential rewards of, the other business enterprise. This disproportionate relationship results in what is known as a variable interest, and the entity in which another entity holds a variable interest is referred to as a “VIE.” An enterprise must consolidate a VIE if it is determined to be the primary beneficiary of the VIE. The primary beneficiary has both (1) the power to direct the activities of the VIE that most significantly impact the entity’s economic performance, and (2) the obligation to absorb losses or the right to receive benefits from the VIE that could potentially be significant to the VIE.
Our Company holds interests in certain VIEs, primarily bottling operations, for which we were not determined to be the primary beneficiary. Our variable interests in these VIEs primarily relate to equity investments, profit guarantees or subordinated financial support. Refer to Note 12. Although these financial arrangements resulted in our holding variable interests in these entities, they did not empower us to direct the activities of the VIEs that most significantly impact the VIEs’ economic performance. Our Company’s investments, plus any loans and guarantees, and other subordinated financial support related to these VIEs totaled $1,680 million and $1,225 million as of December 31, 2024 and 2023, respectively, representing our maximum exposures to loss. The Company’s investments, plus any loans and guarantees, related to these VIEs were not individually significant to the Company’s consolidated financial statements.
In addition, our Company holds interests in certain VIEs, primarily bottling operations, for which we were determined to be the primary beneficiary. As a result, we have consolidated these entities. Our Company’s investments, plus any loans and guarantees, related to these VIEs totaled $87 million and $88 million as of December 31, 2024 and 2023, respectively, representing our maximum exposures to loss. The assets and liabilities of VIEs for which we are the primary beneficiary were not significant to the Company’s consolidated financial statements.
Creditors of our VIEs do not have recourse against the general credit of the Company, regardless of whether the VIEs are accounted for as consolidated entities.
We use the equity method to account for investments in companies if our investment provides us with the ability to exercise significant influence over the operating and financial policies of the investee. Our consolidated net income includes our Company’s proportionate share of the net income or loss of these companies. Our judgment regarding the level of influence over each equity method investee includes considering key factors, such as our ownership interest, representation on the board of directors, participation in policy-making decisions, other commercial arrangements and material intercompany transactions.
We eliminate from our financial results all significant intercompany transactions, including the intercompany transactions with consolidated VIEs and the intercompany portion of transactions with equity method investees.
Revenue Recognition
Our Company recognizes revenue when performance obligations under the terms of the contracts with our customers are satisfied. Our performance obligation generally consists of the promise to sell concentrates, syrups or finished products to our bottling partners, wholesalers, distributors or retailers. Refer to Note 3.
Advertising Costs
Our Company expenses production costs of print, radio, television and other advertisements as of the first date the advertisements take place. All other marketing expenditures are expensed in the annual period in which the expenditure is incurred. Advertising costs included in the line item selling, general and administrative expenses in our consolidated statements of income were $5 billion, $5 billion and $4 billion in 2024, 2023 and 2022, respectively. As of December 31, 2024 and 2023, advertising and production costs of $25 million and $43 million, respectively, were primarily recorded in the line item prepaid expenses and other current assets in our consolidated balance sheets.
Shipping and Handling Costs
Shipping and handling costs related to the movement of goods from our manufacturing locations to our sales distribution centers are included in the line item cost of goods sold in our consolidated statement of income. Shipping and handling costs incurred to move goods from our manufacturing locations or sales distribution centers to our customers are also included in the line item cost of goods sold in our consolidated statement of income, except for costs incurred to distribute goods sold by our consolidated bottlers to our customers, which are included in the line item selling, general and administrative expenses in our consolidated statement of income. Our customers generally do not pay us separately for shipping and handling costs. We recognize the cost of shipping and handling activities that are performed after a customer obtains control of the goods as costs to fulfill our promise to provide goods to the customer. As a result of this election, the Company does not evaluate whether shipping and handling activities are services promised to customers. If revenue is recognized for the related goods before the shipping and handling activities occur, the related costs of those shipping and handling activities are accrued.
Sales, Use, Value-Added and Excise Taxes
The Company collects taxes imposed directly on its customers related to sales, use, value-added, excise and other similar taxes. The Company then remits such taxes on behalf of its customers to the applicable governmental authorities. We exclude from net operating revenues the tax amounts imposed on revenue-producing transactions that were collected from our customers to be remitted to governmental authorities. Accordingly, such tax amounts are recorded in the line item trade accounts receivable in our consolidated balance sheet when collection of taxes from the customer has not yet occurred and are recorded in the line item accounts payable and accrued expenses in our consolidated balance sheet until they are remitted to the applicable governmental authorities. Taxes imposed directly on the Company, whether based on receipts from sales, inventory procurement costs or manufacturing activities, are recorded in the line item cost of goods sold in our consolidated statement of income.
Net Income Per Share
Basic net income per share is computed by dividing net income attributable to shareowners of The Coca-Cola Company by the weighted-average number of common shares outstanding during the reporting period. Diluted net income per share is computed similarly to basic net income per share, except that it includes the potential dilution that could occur if dilutive securities were exercised. We excluded 3 million, 8 million and 8 million stock options from the computation of diluted net income per share in 2024, 2023 and 2022, respectively, because the stock options would have been antidilutive.
Cash, Cash Equivalents, Restricted Cash and Restricted Cash Equivalents
We classify time deposits and other investments that are highly liquid and have maturities of three months or less at the date of purchase as cash equivalents or restricted cash equivalents, as applicable. Restricted cash and restricted cash equivalents generally consist of amounts held by our captive insurance companies, which are included in the line item other noncurrent assets in our consolidated balance sheet. We manage our exposure to counterparty credit risk through specific minimum credit standards, diversification of counterparties and procedures to monitor our concentrations of credit risk.
The following table provides a summary of cash, cash equivalents, restricted cash and restricted cash equivalents that constitute the total amounts shown in our consolidated statements of cash flows (in millions):

December 31,	2024	2023	2022
Cash and cash equivalents	$10,828	$9,366	$9,519
Restricted cash and restricted cash equivalents[1,2]	660	326	306
Cash, cash equivalents, restricted cash and restricted cash equivalents	$11,488	$9,692	$9,825
[1]Amounts include cash and cash equivalents in our solvency capital portfolio, which are included in the line item other noncurrent assets in our consolidated balance sheets. Refer to Note 4.
[2]Amounts include cash and cash equivalents related to assets held for sale, which are included in the line item prepaid expenses and other current assets in our consolidated balance sheets. Refer to Note 2.
Investments
We classify time deposits and other investments that have maturities of greater than three months but less than one year as short-term investments.
We measure all equity investments that do not result in consolidation and are not accounted for under the equity method at fair value with the change in fair value included in net income. We use quoted market prices to determine the fair value of equity securities with readily determinable fair values. For equity securities without readily determinable fair values, we have elected the measurement alternative under which we measure these investments at cost minus impairment, if any, plus or minus changes resulting from observable price changes in orderly transactions for the identical or a similar investment of the same issuer. Management assesses each of these investments on an individual basis. Our investments in debt securities are carried at either amortized cost or fair value. Investments in debt securities that the Company has the positive intent and ability to hold to maturity are carried at amortized cost and classified as held-to-maturity. Investments in debt securities that are not classified as held-to-maturity are carried at fair value and classified as either trading or available-for-sale. Refer to Note 4 for additional information on our policy for investments, which includes our assessment of impairments.
We invest in limited partnerships that receive tax credits and other tax benefits by constructing, owning and operating alternative energy generation facilities. Investments of this nature are included in the line item other noncurrent assets in our consolidated balance sheet. We generate a return through the receipt of tax credits, other tax benefits and cash distributions. We have elected to apply the proportional amortization method (“PAM”) of accounting to these investments. In accordance with PAM accounting, the Company amortizes the cost of its investments in the line item income taxes in our consolidated statement of income based on the proportion of the income tax benefits received during the period to the total income tax benefits expected to be received over the life of the investments. The income tax credits and other income tax benefits earned reduce our income tax payments and are recorded in the line item net change in operating assets and liabilities in our consolidated statement of cash flows. Refer to Note 15 for additional information on these investments.
Trade Accounts Receivable
We record trade accounts receivable at net realizable value. This value includes an appropriate allowance for estimated uncollectible accounts to reflect any expected loss on the trade accounts receivable balances and charged to the provision for doubtful accounts. We calculate this allowance based on available relevant information, in addition to historical loss information, the level of past-due accounts based on the contractual terms of the receivables, and our relationships with, and the economic status of, our bottling partners and customers. We believe our exposure to concentrations of credit risk is limited due to the diverse geographic areas covered by our operations.
The Company has a trade accounts receivable factoring program in certain countries. Under this program, we can elect to sell trade accounts receivables to unaffiliated financial institutions at a discount. In these factoring arrangements, for ease of administration, the Company collects customer payments related to the factored receivables and remits those payments to the financial institutions. The Company sold $21,873 million and $17,704 million of trade accounts receivables under this program during the years ended December 31, 2024 and 2023, respectively. The costs of factoring such receivables were $114 million and $83 million for the years ended December 31, 2024 and 2023, respectively. The Company accounts for this program as a sale, and accordingly, the trade receivables sold are excluded from the line item trade accounts receivable in our consolidated balance sheet. The cash received from the financial institutions is classified within the operating activities section in our consolidated statement of cash flows.
Inventories
Inventories consist primarily of raw materials and packaging (which include ingredients and supplies) and finished goods (which include concentrates and syrups in our concentrate operations and finished beverages in our finished product operations). Inventories are valued at the lower of cost or net realizable value. We determine cost on the basis of the average cost or first-in, first-out methods.
Inventories consisted of the following (in millions):

December 31,	2024	2023
Raw materials and packaging	$2,794	$2,618
Finished goods	1,524	1,449
Other	410	357
Total inventories	$4,728	$4,424
Derivative Instruments
When deemed appropriate, our Company uses derivatives as a risk management tool to mitigate the potential impact of certain market risks. The primary market risks managed by the Company through the use of derivative instruments are foreign currency exchange rate risk, commodity price risk and interest rate risk. All derivatives are carried at fair value in our consolidated balance sheet in the following line items, as applicable: prepaid expenses and other current assets; other noncurrent assets; accounts payable and accrued expenses; and other noncurrent liabilities. The cash flow impact of the Company’s derivative instruments is primarily included in our consolidated statement of cash flows in net cash provided by operating activities. Refer to Note 5.
Leases
We determine if a contract contains a lease at its inception based on whether or not the Company has the right to control the asset during the contract period and other facts and circumstances. We are the lessee in a lease contract when we obtain the right to control the asset. Operating lease right-of-use (“ROU”) assets represent our right to use an underlying asset for the lease term and are included in the line item other noncurrent assets in our consolidated balance sheet. Operating lease liabilities represent our obligation to make lease payments arising from the lease and are included in the line items accounts payable and accrued expenses and other noncurrent liabilities in our consolidated balance sheet. Operating lease ROU assets and operating lease liabilities are recognized based on the present value of the future minimum lease payments over the lease term at the commencement date. When determining the lease term, we include renewal or termination options that we are reasonably certain to exercise. Leases with a lease term of 12 months or less at inception are not recorded in our consolidated balance sheet. Operating lease expense is recognized on a straight-line basis over the lease term in our consolidated statement of income. As the rates implicit in our leases are not readily determinable, we use our local incremental borrowing rate based on the information available at the commencement date in determining the present value of future payments. When our contracts contain lease and non-lease components, we account for both components as a single lease component. Refer to Note 10.
We have various contracts for certain fountain equipment under which we are the lessor. These leases meet the criteria for operating lease classification. Lease income associated with these leases is not material.
Property, Plant and Equipment
Property, plant and equipment are stated at cost. Repair and maintenance costs that do not improve service potential or extend economic life are expensed as incurred. Depreciation is recorded principally by the straight-line method over the estimated useful lives of our assets, which are reviewed periodically and generally have the following ranges: buildings and improvements: 40 years or less; and machinery and equipment: 20 years or less. Land is not depreciated, and construction in progress is not depreciated until ready for service. Leasehold improvements are amortized using the straight-line method over the shorter of the remaining lease term, including renewal options that we are reasonably certain to exercise, or the estimated useful life of the improvement. Depreciation is not recorded during the period in which a long-lived asset or disposal group is classified as held for sale, even if the asset or disposal group continues to generate revenue during the period. Depreciation expense, including the depreciation expense of assets under finance leases, totaled $997 million, $1,018 million and $1,125 million in 2024, 2023 and 2022, respectively. Amortization expense for leasehold improvements totaled $17 million, $14 million and $13 million in 2024, 2023 and 2022, respectively.
The following table summarizes our property, plant and equipment (in millions):

December 31,	2024	2023
Land	$226	$229
Buildings and improvements	5,143	4,647
Machinery and equipment	14,504	13,593
Property, plant and equipment — cost	19,873	18,469
Less: Accumulated depreciation	9,570	9,233
Property, plant and equipment — net	$10,303	$9,236
Certain events or changes in circumstances may indicate that the recoverability of the carrying amount of property, plant and equipment should be assessed, including, among others, a significant decrease in market value, a significant change in the business climate in a particular market, or a current period operating or cash flow loss combined with historical losses or projected future losses. When such events or changes in circumstances are present and a recoverability test is performed, we estimate the future cash flows expected to result from the use of the asset or asset group and its eventual disposition. These estimated future cash flows are consistent with those we use in our internal planning. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount, we recognize an impairment charge. The impairment charge recognized is the amount by which the carrying amount of the asset or asset group exceeds the fair value. We use a variety of methodologies to determine the fair value of property, plant and equipment, including appraisals and discounted cash flow models. These appraisals and models include assumptions we believe are consistent with those a market participant would use.
Goodwill, Trademarks and Other Intangible Assets
We classify intangible assets into three categories: (1) intangible assets with definite lives subject to amortization; (2) intangible assets with indefinite lives not subject to amortization; and (3) goodwill. We determine the useful lives of our identifiable intangible assets after considering the specific facts and circumstances related to each intangible asset. Factors we consider when determining useful lives include the contractual term of any agreement related to the asset, the historical performance of the asset, the Company’s long-term strategy for using the asset, any laws or other local regulations which could impact the useful life of the asset, and other economic factors, including competition and specific market conditions. Intangible assets that are deemed to have definite lives are amortized, primarily on a straight-line basis, over their useful lives, which is less than 20 years.
When events or circumstances indicate that the carrying value of definite-lived intangible assets may not be recoverable, management performs a recoverability test of the carrying value by preparing estimates of sales volume and the resulting profit and cash flows expected to result from the use of the asset or asset group and its eventual disposition. These estimated future cash flows are consistent with those we use in our internal planning. If the sum of the expected future cash flows (undiscounted and without interest charges) is less than the carrying amount, we recognize an impairment charge. The impairment charge recognized is the amount by which the carrying amount of the asset or asset group exceeds the fair value. We use a variety of methodologies to determine the fair value of these assets, including discounted cash flow models, which include assumptions we believe are consistent with those a market participant would use.
We test intangible assets determined to have indefinite useful lives, including trademarks, franchise rights and goodwill, for impairment annually, or more frequently if events or circumstances indicate that assets might be impaired. Our Company performs these annual impairment tests as of the first day of our third fiscal quarter. We perform impairment tests using various valuation methodologies, including discounted cash flow models and a market approach, to determine the fair value of the indefinite-lived intangible asset or the reporting unit, as applicable. We believe our assumptions are consistent with those a market participant would use. For indefinite-lived intangible assets, other than goodwill, if the carrying amount exceeds the fair value, an impairment charge is recognized in an amount equal to that excess. The Company has the option to perform a qualitative assessment of indefinite-lived intangible assets, other than goodwill, rather than completing the impairment test. The Company must assess whether it is more likely than not that the fair value of the intangible asset is less than its carrying amount. If the Company concludes that this is the case, it must perform the impairment testing described above. Otherwise, the Company does not need to perform any further assessment.
We perform impairment tests of goodwill at our reporting unit level, which is generally one level below our operating segments. Our operating segments are primarily based on geographic responsibility, which is consistent with the way management runs our business. Our geographic operating segments are generally subdivided into smaller geographic regions, which are reporting units. The Bottling Investments operating segment includes all of our consolidated bottling operations, regardless of geographic location. Generally, each consolidated bottling operation within our Bottling Investments operating segment is its own reporting unit. Goodwill is assigned to the reporting unit or units that benefit from the synergies arising from each business combination.
In order to test for goodwill impairment, the Company compares the fair value of the reporting unit to its carrying value, including goodwill. If the fair value of the reporting unit is less than its carrying amount, goodwill is written down for the amount by which the carrying amount exceeds the fair value. However, the impairment charge recognized cannot exceed the carrying amount of goodwill. The Company has the option to perform a qualitative assessment of goodwill in order to determine whether it is more likely than not that the fair value of the reporting unit is less than its carrying amount. If the Company concludes that this is the case, it must perform the impairment testing discussed above. Otherwise, the Company does not need to perform any further assessment.
Impairment charges related to intangible assets, including goodwill, are generally recorded in the line item other operating charges or, to the extent they relate to equity method investees, in the line item equity income (loss) — net in our consolidated statement of income.
Contingencies
Our Company is involved in various legal proceedings and tax matters. Due to their nature, such legal proceedings and tax matters involve inherent uncertainties, including, but not limited to, court rulings, negotiations between affected parties and governmental actions. Management assesses the probability of loss for such contingencies and accrues a liability and/or discloses the relevant circumstances, as appropriate. Refer to Note 12.
Stock-Based Compensation
Our Company grants long-term equity awards under its stock-based compensation plans to certain employees of the Company. These awards include stock options, performance share units, restricted stock and restricted stock units. The fair value of stock option awards is estimated using a Black-Scholes-Merton option-pricing model. The Company recognizes compensation expense on a straight-line basis over the vesting period, which is generally four years.
The fair value of restricted stock, restricted stock units and certain performance share units is the closing market price per share of the Company’s stock on the grant date less the present value of the expected dividends not received during the vesting period. The Company included a relative total shareowner return (“TSR”) modifier for performance share unit awards granted to executives from 2019 through 2022 as well as for performance share unit awards granted to all participants starting in 2023. For these awards, the number of performance share units earned based on the certified achievement of the predefined performance criteria will be reduced or increased if the Company’s total shareowner return over the performance period relative to a predefined group of companies falls outside of a predefined range. The fair value of performance share units that include a TSR modifier is determined using a Monte Carlo valuation model.
In the reporting period it becomes probable that the minimum performance threshold specified in the performance share unit award will be achieved, we recognize compensation expense for the proportionate share of the total fair value of the performance share units related to the vesting period that has already lapsed for the performance share units expected to vest. The remaining fair value of the performance share units expected to vest is expensed on a straight-line basis over the remainder of the vesting period. In the event the Company determines it is no longer probable that the minimum performance threshold specified in the award will be achieved, we reverse all of the previously recognized compensation expense in the reporting period such a determination is made.
The Company has made a policy election to estimate the number of stock-based compensation awards that will ultimately vest to determine the amount of compensation expense recognized each reporting period. Forfeiture estimates are trued-up at the end of each quarter in order to ensure that compensation expense is recognized only for those awards that ultimately vest. Refer to Note 13.
Income Taxes
Income tax expense includes U.S., state, local and international income taxes. Deferred tax assets and liabilities are recognized for the tax consequences of temporary differences between the book basis and the tax basis of assets and liabilities. The tax rate used to determine the deferred tax assets and liabilities is the enacted tax rate for the year and manner in which the differences are expected to reverse. Valuation allowances are recorded to reduce deferred tax assets to the amount that will more likely than not be realized.
The Company is involved in various tax matters, with respect to some of which the outcome is uncertain. We establish reserves to remove some or all of the tax benefit of any of our tax positions at the time we determine that it becomes uncertain based upon one of the following conditions: (1) the tax position is not “more likely than not” to be sustained; (2) the tax position is “more likely than not” to be sustained, but for a lesser amount; or (3) the tax position is “more likely than not” to be sustained, but not in the financial period in which the tax position was originally taken. For purposes of evaluating whether or not a tax position is uncertain, (1) we presume the tax position will be examined by the relevant taxing authority that has full knowledge of all relevant information; (2) the technical merits of a tax position are derived from authorities such as legislation and statutes, legislative intent, regulations, rulings and caselaw and their applicability to the facts and circumstances of the tax position; and (3) each tax position is evaluated without consideration of the possibility of offset or aggregation with other tax positions taken. A number of years may elapse before a particular uncertain tax position is audited and finally resolved or when a tax assessment is raised. The number of years subject to tax assessments varies depending on the tax jurisdiction. The tax benefit that has been previously reserved because of a failure to meet the “more likely than not” recognition threshold would be recognized in income tax expense in the first interim period when the uncertainty disappears under any one of the following conditions: (1) the tax position is “more likely than not” to be sustained; (2) the tax position, amount and/or timing is ultimately settled through negotiation or litigation; or (3) the statute of limitations for the tax position has expired. Refer to Note 12 and Note 15.
Translation and Remeasurement
We translate the assets and liabilities of our foreign subsidiaries from their respective functional currencies to U.S. dollars at the appropriate spot rates as of the balance sheet date. Generally, our foreign subsidiaries use the local currency as their functional currency. Changes in the carrying values of these assets and liabilities attributable to fluctuations in spot rates are recognized in net foreign currency translation adjustments, a component of accumulated other comprehensive income (loss) (“AOCI”). Refer to Note 16. Accounts in our consolidated statement of income are translated using the monthly average exchange rates during the year.
Monetary assets and liabilities denominated in a currency that is different from a reporting entity’s functional currency must be remeasured from the applicable currency to the reporting entity’s functional currency. The effects of the remeasurement of these assets and liabilities are recognized in the line item other income (loss) — net in our consolidated statement of income and are partially offset by the impact of our economic hedging program for certain exposures on our consolidated balance sheet. Refer to Note 5.
Recently Issued Accounting Guidance
In November 2023, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, which expands annual and interim disclosure requirements for reportable segments, primarily through enhanced disclosures about significant segment expenses. The expanded annual disclosures are effective for our year ended December 31, 2024, and the expanded interim disclosures are effective in 2025 and will be applied retrospectively to all prior periods presented. Refer to Note 20.
In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires, among other things, additional disclosures primarily related to the income tax rate reconciliation and income taxes paid. The expanded annual disclosures are effective for our year ending December 31, 2025. The Company is currently evaluating the impact that ASU 2023-09 will have on our consolidated financial statements and whether we will apply the standard prospectively or retrospectively.
In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures (Subtopic 220-40), which requires additional disclosures around specific expense categories in the notes to the financial statements. The additional annual disclosures are effective for our year ending December 31, 2027, and the additional interim disclosures are effective in 2028. These disclosures will be applied prospectively. The Company is currently evaluating the impact that ASU 2024-03 will have on our consolidated financial statements.